UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 13, 2026, Travere Therapeutics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) has approved FILSPARI® (sparsentan) to reduce proteinuria in adult and pediatric patients aged 8 years and older with focal segmental glomerulosclerosis (“FSGS”) without nephrotic syndrome. FILSPARI is the first and only medicine approved by the FDA for the treatment of FSGS, marking its expansion beyond IgA nephropathy (“IgAN”) into a second rare kidney disease.

People with FSGS who do not have nephrotic syndrome span across types of FSGS and represent a population aligned with the KDIGO guidelines for treating glomerular diseases. Nephrotic syndrome is commonly defined as the presence of three concurrent criteria: proteinuria greater than 3.5 g/24h, edema, and albumin less than 3.0 g/dL. The Company estimates that the addressable population in the U.S. is more than 30,000 individuals with FSGS who do not have nephrotic syndrome.

In the Phase 3 DUPLEX Study, the largest head-to-head interventional study in FSGS to date, patients treated with FILSPARI in the overall study population experienced a statistically significant 46% reduction in proteinuria from baseline to Week 108 compared to 30% for those treated with maximum labeled dose irbesartan (nominal p-value, 0.0299). In patients without nephrotic syndrome, FILSPARI demonstrated even greater improvements compared to maximum labeled dose irbesartan across proteinuria and eGFR. Those without nephrotic syndrome who were treated with FILSPARI experienced a 48% reduction in proteinuria from baseline to Week 108 compared to 27% for those treated with irbesartan, which was statistically significant (nominal p-value, 0.0075). FILSPARI-treated patients without nephrotic syndrome also demonstrated a benefit in eGFR with a treatment difference of 1.1 mL/min/1.73 m2 based on mean change from baseline to Week 108 (-11.3 mL/min/1.73 m2 for FILSPARI compared to -12.4 mL/min/1.73 m2 for maximum labeled dose irbesartan). Across both adult and pediatric patients, FILSPARI was generally well tolerated, with a safety profile comparable to irbesartan and consistent across clinical programs.

About the DUPLEX Study

The Phase 3 DUPLEX Study is the largest interventional study to date in FSGS. It was a global, randomized, multicenter, double-blind, parallel-arm, active-controlled Phase 3 clinical trial that assessed the efficacy and safety of FILSPARI in 371 patients ages 8 to 75 years with biopsy-proven or genetic FSGS. After a two-week washout period, patients were randomized 1:1 to receive either FILSPARI or irbesartan, the active control, and subsequently dose titrated to the maximum dose of 800 mg of sparsentan or 300 mg of irbesartan, as tolerated. In the study, nephrotic syndrome was defined as (a) documentation of nephrotic syndrome in the medical history, or (b) the concurrent presence of proteinuria >3.5 g/24 hours (adults) or UPCR >2.0 g/g (pediatric patients <18 years of age), serum albumin <3.0 g/dL, and edema at baseline. The primary efficacy endpoint at the final analysis was the rate of change in eGFR from baseline to Week 108. The two-year results from the study were published in the New England Journal of Medicine. Patients who completed the DUPLEX double-blind portion of the study on treatment were eligible to participate in the open-label extension of the trial.

About Focal Segmental Glomerulosclerosis

Focal segmental glomerulosclerosis (FSGS) is a rare proteinuric kidney disorder in both children and adults defined by progressive scarring of the kidney and often leads to kidney failure. FSGS is characterized by proteinuria, where protein leaks into the urine due to a breakdown of the normal filtration mechanism in the kidney. Once in the urine, protein is considered to be toxic to other parts of the kidney, especially the tubules, and is believed to contribute to further disease progression. FSGS without nephrotic syndrome spans all categories of the disorder.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “on-track,” “positioned,” “look forward to,” “will,” “would,” “may,” “might,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” or similar expressions. In addition, expressions of strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: statements related to the estimated sizes of patient populations. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to the Company’s planned commercial launch of FILSPARI in FSGS and the potential for FILSPARI to become a new foundational standard of care for FSGS patients without nephrotic syndrome. The Company also faces risks and uncertainties related to its business and finances in general, the success of its commercial products, risks and uncertainties associated with its preclinical and clinical stage pipeline, risks and uncertainties associated with the regulatory review and approval process, risks and uncertainties associated with enrollment of clinical trials for rare diseases, and risks that ongoing or planned clinical trials may not succeed or may be delayed for safety, regulatory or other reasons. Specifically, the Company faces risks associated with the ongoing commercial launch of FILSPARI in IgAN, the timing and potential outcome of its and its partners’ clinical studies, market acceptance of its commercial products including efficacy, safety, price, reimbursement, and benefit over competing therapies, risks related to the challenges of manufacturing scale-up, risks associated with the successful development and execution of commercial strategies for such products, including FILSPARI, and risks and uncertainties related to the current administration, including but not limited to risks and uncertainties related to tariffs and the funding, staffing and prioritization of resources at government agencies including the FDA. The Company also faces the risk that it will be unable to raise additional funding that may be required to complete development of any or all of its product candidates, including as a result of macroeconomic conditions; risks relating to the Company’s dependence on contractors for clinical drug supply and commercial manufacturing; uncertainties relating to patent protection and exclusivity periods and intellectual property rights of third parties; risks associated with regulatory interactions; and risks and uncertainties relating to competitive products, including current and potential future generic competition with certain of the Company’s products, and technological changes that may limit demand for the Company’s products. The Company also faces additional risks associated with global and macroeconomic conditions, including health epidemics and pandemics, including risks related to potential disruptions to clinical trials, commercialization activity, supply chain, and manufacturing operations. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond the Company’s control. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors”, as included in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: April 13, 2026	By:	/s/ Eric Dube
	Name:	Eric Dube
	Title:	Chief Executive Officer